Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)
Registration Statement (Form S-3 No. 333-84496) of Tuesday Morning Corporation,
(2)
Registration Statement (Form S-3 No. 333-108275) of Tuesday Morning Corporation,
(3)
Registration Statement (Form S-3 No. 333-147103) of Tuesday Morning Corporation,
(4)
Registration Statement (Form S-8 No. 333-214880) pertaining to the Tuesday Morning Corporation 2014 Long-Term Incentive Plan,
(5)
Registration Statement (Form S-8 No. 333-200779) pertaining to the Tuesday Morning Corporation 2014 Long-Term Incentive Plan,
(6)
Registration Statement (Form S-8 No. 333-185314) pertaining to the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan,
(7)
Registration Statement (Form S-8 No. 333-159035) pertaining to the Tuesday Morning Corporation 2008 Long-Term Equity Incentive Plan,
(8)
Registration Statement (Form S-8 No. 333-79441) pertaining to the Tuesday Morning Corporation Employee Stock Purchase Plan,
(9)
Registration Statement (Form S-8 No. 333-90315) pertaining to the Tuesday Morning Corporation 1997 Long-Term Equity Incentive Plan,
(10)
Registration Statement (Form S-8 No. 333-117880) pertaining to the Tuesday Morning Corporation 2004 Long-Term Equity Incentive Plan,
(11)
Registration Statement (Form S-8 No. 333-145811) pertaining to the Tuesday Morning Corporation 1997 Long-Term Equity Incentive Plan,
(12)
Registration Statement (Form S-8 No. 333-256303) pertaining to the Restricted Stock Unit Award Agreement (Time Based) and Restricted Stock Unit Award Agreement (Performance Based) of Tuesday Morning Corporation,
(13)
Registration Statement (Form S-8 No. 333-256305) pertaining to the Tuesday Morning Corporation 2014 Long-Term Equity Incentive Plan, and
(14)
Registration Statement (Form S-1 No. 333-256315) of Tuesday Morning Corporation;

of our report dated September 13, 2021, with respect to the consolidated financial statements of Tuesday Morning Corporation included in this Annual Report (Form 10-K) of Tuesday Morning Corporation for the year ended July 2, 2022.

/s/ Ernst & Young LLP

Dallas, Texas
September 28, 2022